Balances and Transactions with Related Parties - Summary of Compensation Received by Key Management Personnel (Detail) - CLP ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
BALANCES AND TRANSACTIONS WITH RELATED PARTIES
Cash compensation	$ 1,953,096	$ 1,975,478	$ 2,057,900
Short-term benefits for employees	414,976	454,564	550,238
Other long-term benefits	86,937	115,499	321,692
TOTAL	$ 2,455,009	$ 2,545,541	$ 2,929,830